Goodwill and Intangible Assets	3 Months Ended	12 Months Ended
	Mar. 31, 2018	Dec. 31, 2017
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets
5.	Goodwill and Intangible Assets

Due to changes in management structure to allow for sales and operational efficiency, a new Canadian operating segment was created in the first quarter of 2018. This segment includes operations previously included in the Industrial and Automotive segments. The Canadian operating segment does not meet the materiality thresholds for reporting of individual segments and is combined with the other operating segments into one reportable segment. The Company has determined that each of the Company’s goodwill reporting units comprise an operating segment. At March 31, 2018, goodwill balances of the reporting units were $11.1 million at Industrial and $2.0 million at Canada.

Acquired intangible assets are initially recorded at their fair market values determined based on quoted market prices in active markets, if available, or recognized valuation models. The Company’s intangible assets have finite useful lives and are amortized on a straight-line basis over their useful lives.

The following table summarizes the intangible assets of the Company by major class of intangible asset and the cost, accumulated amortization, net carrying amount, and weighted average life, if applicable (in thousands):

	March 31, 2018				December 31, 2017
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Weighted Average Useful Life (years)	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Weighted Average Useful Life (years)
Intangible assets subject to amortization
Customer relationships and other intangibles	$137,853	$(74,351)	$63,502	16	$138,110	$(72,192)	$65,918	16
Non-compete agreements	4,655	(4,260)	395	4	4,659	(4,260)	399	4
Trademarks	13,741	(6,772)	6,969	14	13,766	(6,642)	7,124	14

Total	$156,249	$(85,383)	$70,866		$156,535	$(83,094)	$73,441

The following table summarizes the amortization expense to be incurred in 2018 through 2022 on intangible assets (in thousands):

Year	Amount
2018	$8,066
2019	6,944
2020	6,941
2021	6,941
2022	6,887

6.  Goodwill and Intangible Assets

The Company tests goodwill for impairment annually as of October 1, and whenever triggering events or circumstances, such as macroeconomic conditions, market considerations, overall financial performance or a sustained decrease in share price, among others, indicates that an impairment may have occurred. When a triggering event is identified, an assessment of whether an impairment has occurred is performed that requires a comparison of the carrying value of the net assets of the reporting unit to the fair value of the respective reporting unit.

Twice in the year ended December 31, 2017, as a result of sales, earnings, share price and sustained market capitalization declines compared to book value, the Company determined that triggering events had occurred for all of its reporting units, requiring interim impairment tests of goodwill in each of the Company’s reporting units. As a result of these impairment tests, the Company determined that the carrying value of net assets for three of the four reporting units of the Company exceeded its fair value. In accordance with the provisions of ASU 2017-04 (refer to Note 2—“Summary of Significant Accounting Policies”) the Company recognized a cumulative, aggregate goodwill impairment charge of $285.2 million based on the balances of goodwill in the impacted reporting units and the difference between the carrying value of net assets and fair value, which was calculated based on the combination of comparable public company trading multiples, merger and acquisitions (“M&A”) transactions of comparable businesses and forecasted future discounted cash flows. Impairment losses are reported in warehousing, marketing, and administrative expenses on the Company’s Consolidated Statement of Operations.

During the 2016 annual impairment test, conducted as of October 1, 2016, the Company concluded that the goodwill and intangibles of all the Company’s four reporting units were not impaired.

As of December 31, 2017 and 2016, the Company’s Consolidated Balance Sheets reflected $13.2 million and $297.9 million of goodwill, respectively.

	December 31, 2016	For the year ended December 31, 2017	For the year ended December 31, 2017	December 31, 2017
	Goodwill balance	Impairment	Currency translation adjustment	Goodwill balance
Office & Facilities	$224,683	$(224,683)	$—	$—
Industrial	13,067	—	86	13,153
Automotive	45,234	(45,561)	327	—
CPO	14,922	(14,922)	—	—

	$297,906	$(285,166)	$413	$13,153

Acquired intangible assets are initially recorded at their fair market values determined based on quoted market prices in active markets, if available, or recognized valuation models. The Company’s intangible assets have finite useful lives and are amortized on a straight-line basis over their useful lives. As a result of the indicators discussed above, during 2017, the Company identified a triggering event for certain long-lived asset groups within all of the reporting units, requiring an assessment of whether the long-lived asset groups were impaired. The Company completed its test for recoverability of these asset groups utilizing certain cash-flow projections and determined that the undiscounted cash flows related to these asset groups over the estimated remaining useful lives exceeded their book value, and therefore, no additional assessment of the asset groups’ fair value compared to carrying value was required.

Net intangible assets consist primarily of customer lists, trademarks, and non-compete agreements purchased as part of acquisitions. As of December 31, 2017, and 2016, the Company’s Consolidated Balance Sheets reflected $73.4 million and $83.7 million in net intangible assets, respectively. The Company has no intention to renew or extend the terms of acquired intangible assets and accordingly, did not incur any related costs during 2017 or 2016. All of the Company’s intangible assets are subject to amortization, which totaled $10.8 million, $12.2 million, and $15.1 million for the years ended December 31, 2017, 2016 and 2015, respectively.

The following table summarizes the intangible assets of the Company by major class of intangible assets and the cost, accumulated amortization, net carrying amount, and weighted average life (in thousands):

	December 31, 2017				December 31, 2016
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Weighted Average Useful Life (years)	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Weighted Average Useful Life (years)
Intangible assets subject to amortization
Customer lists and other intangibles	$138,110	$(72,192)	$65,918	16	$137,452	$(62,235)	$75,217	16
Non-compete agreements	4,659	(4,260)	399	4	4,649	(4,260)	389	4
Trademarks	13,766	(6,642)	7,124	14	13,704	(5,620)	8,084	14

Total	$156,535	$(83,094)	$73,441		$155,805	$(72,115)	$83,690

The following table summarizes the amortization expense expected to be incurred over the next five years on intangible assets (in thousands):

Year	Amounts
2018	$8,083
2019	6,966
2020	6,962
2021	6,962
2022	6,909